                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) June 1, 1999



                            FIRST FINANCIAL BANCORP.
             (Exact name of registrant as specified in its charter)

           Ohio                        0-12379                   31-1042001
(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)



               300 High Street, Hamilton, Ohio                 45011
          (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number, including area code (513) 867-4700




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



ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

On June 1, 1999, Sand Ridge Financial Corporation, an Indiana corporation and a registered bank holding company ("Sand Ridge"), was merged (the "Merger") into First Financial Bancorp., an Ohio corporation and a registered bank holding company ("First Financial"), pursuant to the terms of a Plan and Agreement of Merger. As a result of the Merger, each outstanding share of Sand Ridge's no par common stock, which has a stated value of $10.00 per share, was converted into
85.25 shares of First Financial's no par common stock. Cash was paid for fractional shares. Approximately 5,115,000 shares of First Financial's common stock were issued in the Merger. The Merger was accounted for as a pooling of interests under generally accepted accounting principles. A copy of the News Release, dated May 25, 1999, issued by First Financial relating to the consummation of the Merger is attached as Exhibit 99(a) and is incorporated herein by reference.

First Financial's Registration Statement on Form S-4 (Registration No. 333-73283), which was declared effective by the Securities and Exchange Commission on April 9, 1999, sets forth certain information concerning First Financial, Sand Ridge, and the Merger, including without limitation, a description of the assets involved, the nature and amount of consideration paid by First Financial, the method used for determining the amount of such consideration, the nature of any material relationships between Sand Ridge and First Financial or any officer or director of First Financial or any associate of any such officer or director, the nature of Sand Ridge's business and First Financial's intended use of the assets acquired in the Merger. Such information is incorporated herein by reference as additional information in response to
Item 2 of this Current Report on Form 8-K.

ITEM 5: OTHER INFORMATION

The information contained or incorporated by reference in this Current Report on Form 8-K may contain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties which may cause results to differ materially.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

(a) The historical financial statements for December 31, 1998, including the Report of Independent Auditors and the Notes to Consolidated Financial Statements, of Sand Ridge required by Item 7(a) of Form 8-K, which were included on pages F-15 through F-40 of the Proxy Statement/Prospectus, dated March 3, 1999, previously filed with the Securities and Exchange Commission pursuant to 424(b)(3), are incorporated herein by reference. The historical financial statements for March 31, 1999 are included as exhibits as follows:
         Consolidated Balance Sheet as of March 31, 1999
         Consolidated Statements of Income for the periods ended March 31, 1998 and 1999
         Consolidated Statements of Cash Flows for the periods ended March 31, 1998 and 1999
         Notes to Consolidated Financial Statements

(b)      The pro forma financial statements, are included as Exhibit 99(b)

(c)      Exhibits:

         2(a) Plan and Agreement of Merger, dated December 16, 1998, between First Financial Bancorp. and Sand Ridge Financial Corporation--previously filed as Appendix A to the Proxy Statement/Prospectus, dated March 3, 1999, filed with the Securities and Exchange Commission pursuant to 424(b)(3), and incorporated herein by reference.

         99(a) Press release dated May 25, 1999, relating to the merger of Sand Ridge Financial Corporation with and into First Financial Bancorp.

         99(b)    Pro forma financial statements:
                  Pro Forma Consolidated Balance Sheet as of March 31, 1999
                  Pro Forma Consolidated Statement of Income for the three months ended March 31, 1999
                  Pro Forma Consolidated Statement of Income for the three months ended March 31, 1998
                  Pro Forma Consolidated Statement of Income for the year ended December 31, 1998
                  Pro Forma Consolidated Statement of Income for the year ended December 31, 1997
                  Pro Forma Consolidated Statement of Income for the year ended December 31, 1996
                  Notes to Pro Forma Consolidated Financial Statements

         99(c) Form S-4 (Registration No. 333-73283), which was declared effective by the Securities and Exchange Commission on April 9, 1999 filed with the Securities and Exchange Commission pursuant to 424(b)(3), and incorporated herein by reference.


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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               FIRST FINANCIAL BANCORP.
                                                     (Registrant)



DATE June 16, 1999                             /s/ Michael R. O'Dell
     -------------                             --------------------------
                                               Michael R. O'Dell
                                               Senior Vice President, Chief
                                               Financial Officer and Secretary

SAND RIDGE FINANCIAL CORPORATION
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

(DOLLARS IN THOUSANDS)

                                                                As of
                                                            March 31, 1999
                                                            --------------
ASSETS
Cash and due from banks                                        $ 11,919
Interest-bearing deposits with other banks                          100
Federal funds sold and securities purchased
  under agreements to resell                                          0
Investments available-for-sale, at market value                 199,280

Loans:
  Commercial                                                     36,888
  Real estate-mortgage                                          246,220
  Installment                                                    39,898
  Credit card                                                     2,571
                                                               --------
      Total loans                                               325,577
  Less:
    Allowance for loan losses                                     4,778
                                                               --------
      Net loans                                                 320,799
Premises and equipment                                            5,900
Deferred taxes                                                    2,503
Accrued interest and other assets                                 5,121
                                                               --------
      TOTAL ASSETS                                             $545,622
                                                               ========

LIABILITIES
Deposits:
  Noninterest-bearing                                          $ 53,895
  Interest-bearing                                              388,648
                                                               --------
      Total deposits                                            442,543

Short-term borrowings
  Federal funds purchased and securities sold
    under agreements to repurchase                               19,972
  Federal Home Loan Bank borrowings                              20,314
  Other                                                             706
                                                               --------
      Total short-term borrowings                                40,992

Long-term borrowings                                             13,712
Accrued interest and other liabilities                            3,545
                                                               --------
      TOTAL LIABILITIES                                         500,792

SHAREHOLDERS' EQUITY
  Common stock - no par value
    Authorized - 60,000,000 shares
    Issued - 36,320,338 shares in 1999                              600
  Surplus                                                         4,600
  Retained earnings                                              37,761
  Accumulated comprehensive income                                1,869
                                                               --------
      TOTAL SHAREHOLDERS' EQUITY                                 44,830
                                                               --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $545,622
                                                               ========

SAND RIDGE FINANCIAL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

(DOLLARS IN THOUSANDS)

                                                                                   Three months ended
                                                                                        March 31,
                                                                                  --------------------
                                                                                  1999            1998
                                                                                  ----            ----
Interest income
  Loans, including fees                                                          $6,324          $5,861
  Investment securities
    Taxable                                                                       1,427           1,426
    Tax-exempt                                                                    1,424             912
                                                                                 ------          ------
      Total investment interest                                                   2,851           2,338
  Interest-bearing deposits with other banks                                          2               2
  Federal funds sold and securities
    purchased under agreements to resell                                              2              42
                                                                                      -              --
      Total interest income                                                       9,179           8,243
Interest expense
  Deposits                                                                        3,745           3,734
  Short-term borrowings                                                             238             184
  Long-term borrowings                                                              533              77
                                                                                    ---              --
      Total interest expense                                                      4,516           3,995
                                                                                 ------          ------
      Net interest income                                                         4,663           4,248
  Provision for loan losses                                                         525             350
                                                                                 ------          ------
      Net interest income after
        provision for loan losses                                                 4,138           3,898

Noninterest income
  Service charges on deposit accounts                                               586             502
  Trust income                                                                       41              46
  Investment securities gains                                                         0              49
  Other                                                                             553             469
                                                                                 ------          ------
     Total noninterest income                                                     1,180           1,066

Noninterest expenses
  Salaries and employee benefits                                                  1,665           1,545
  Net occupancy expenses                                                            228             189
  Furniture and equipment expenses                                                  256             264
  Data processing expenses                                                          158             161
  Deposit insurance expenses                                                         20              18
  State taxes                                                                         0               0
   Amortization of intangibles                                                        0               0
  Other                                                                             927             865
                                                                                 ------          ------
     Total noninterest expenses                                                   3,254           3,042
                                                                                 ------          ------

Income before income taxes                                                        2,064           1,922
Income tax expense                                                                  429             512
                                                                                 ------          ------
     Net earnings                                                                $1,635          $1,410
                                                                                 ======          ======

Net earnings per share - basic                                                   $27.25          $23.50
                                                                                 ======          ======
Net earnings per share - diluted                                                 $27.25          $23.50
                                                                                 ======          ======
Cash dividends declared per share                                                $ 4.75          $ 0.00
                                                                                 ======          ======
Average shares outstanding                                                       60,000          60,000
                                                                                 ======          ======


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



SAND RIDGE FINANCIAL CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

(DOLLARS IN THOUSANDS)

                                                                                   Three months ended
                                                                                         March 31,
                                                                               ---------------------------
                                                                                 1999               1998
                                                                               --------           --------
Operating activities
  Net earnings                                                                 $  1,635           $  1,410
  Adjustments to reconcile net cash provided by
    operating activities
      Provision for loan losses                                                     525                350
      Provision for depreciation and amortization                                   226                234
      Net amortization of investment security
        premiums and accretion of discounts                                         162                 42
      Realized investment securities gains                                            0                (49)
      Deferred income taxes                                                        (152)                82
      Net change in:
         Other assets                                                              (119)            (1,001)
         Other liabilities                                                       (1,862)            (1,203)
                                                                               --------           --------
       Net cash provided by (used in) operating activities                          415               (135)

Investing activities
  Proceeds from sales of securities available-for-sale                                0              9,579
  Proceeds from calls, paydowns and maturities of securities
      available-for-sale                                                         15,864              6,278
  Purchases of securities available-for-sale                                    (11,427)           (26,849)
  Net decrease (increase) in interest-bearing
    deposits with other banks                                                         0                  0
  Net increase in federal funds sold and
    securities purchased under agreements to resell                                   0            (13,400)
  Net increase in loans and leases                                               (8,036)              (988)
  Recoveries from loans and leases previously charged off                           326                 76
  Proceeds from disposal of other real estate owned                                   0                  0
  Purchases of premises and equipment                                              (175)              (136)
                                                                               --------           --------
       Net cash used in investing activities                                     (3,448)           (25,440)

Financing activities
  Net decrease in total deposits                                                 (6,559)            31,984
  Net increase in short-term borrowings                                          (3,427)           (14,087)
  Net increase in long-term borrowings                                                0                 (1)
  Cash dividends declared                                                          (285)                 0
                                                                               --------           --------
       Net cash (used in) provided by financing activities                      (10,271)            17,896
                                                                               --------           --------
         Increase (Decrease) in cash and cash equivalents                       (13,304)            (7,679)
Cash and cash equivalents at beginning of year                                   25,223             23,010
                                                                               --------           --------
         Cash and cash equivalents at end of year                              $ 11,919           $ 15,331
                                                                               ========           ========

Supplemental disclosures
  Interest paid                                                                $  4,969           $  3,952
                                                                               ========           ========
  Income taxes paid                                                            $    258           $  1,491
                                                                               ========           ========
  Recognition of deferred tax assets
     attributable to SFAS No. 115                                              $    152           $    220
                                                                               ========           ========


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


                        SAND RIDGE FINANCIAL CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

The consolidated financial statements for interim periods are unaudited; however, in the opinion of the management of Sand Ridge Financial Corporation ("Sand Ridge"), all adjustments (consisting of only normal recurring adjustments) necessary for a fair presentation have been included.


NOTE 1:  BASIS OF PRESENTATION

The consolidated financial statements of Sand Ridge, a bank holding company, include the accounts of Sand Ridge and its wholly-owned subsidiary - Sand Ridge Bank. All significant intercompany transactions and accounts have been eliminated in consolidation.

The accompanying financial statements have been prepared in accordance with the instructions for Form 10-Q and, therefore, do not include all information and footnotes necessary to be in conformity with generally accepted accounting principles.


NOTE 2:  FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, Sand Ridge offers a variety of financial instruments with off-balance sheet risk to its customers to aid them in meeting their requirements for liquidity and credit enhancement and to reduce its own exposure to fluctuations in interest rates. These financial instruments include standby letters of credit and commitments outstanding to extend credit. Generally accepted accounting principles do not require these financial instruments to be recorded in the consolidated financial statements, and accordingly, they are not. Sand Ridge does not use off-balance sheet derivative financial instruments (such as interest rate swaps) as defined in the Financial Accounting Standards Board's (FASB) Statement No. 119 "Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments". Sand Ridge's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for standby letters of credit and commitments outstanding to extend credit is represented by the contractual amounts of those instruments. Sand Ridge uses the same credit policies in making commitments and conditional obligations as it does for on-balance sheet instruments. Following is a discussion of these transactions.

Standby letters of credit are conditional commitments issued by Sand Ridge to guarantee the performance of a customer to a third party. Sand Ridge's portfolio of standby letters of credit consists primarily of performance assurances made on behalf of customers who have a contractual commitment to produce or deliver goods or services. The risk to Sand Ridge arises from its obligation to make payment in the event of the customers' contractual default. As of March 31, 1999, Sand Ridge had


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



issued standby letters of credit aggregating $955,000 compared to $780,000 issued as of December 31, 1998. Management conducts regular reviews of these instruments on an individual customer basis, and the results are considered in assessing the adequacy of Bancorp's allowance for loan losses. Management does not anticipate any material losses as a result of these letters of credit.

Loan commitments are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. Sand Ridge evaluates each customer's creditworthiness on an individual basis. The amount of collateral obtained, if deemed necessary by Sand Ridge upon extension of credit, is based on management's credit evaluation of the counterparty. The collateral held varies, but may include securities, real estate, inventory, plant, or equipment. Sand Ridge had commitments outstanding to extend credit totaling $40,572,000 at March 31, 1999 and $38,875,000 at December 31, 1998. Management does not anticipate any material losses as a result of these commitments.


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